                                                                    Exhibit 10.5

                                FIRST AMENDMENT

                                      TO

                               CREDIT AGREEMENT



     THIS FIRST AMENDMENT ("Amendment #1") is entered into as of May 4, 1994, by and among CELESTIAL SEASONINGS, INC., a Delaware corporation having its principal place of business at 4600 Sleepytime Drive, Boulder, Colorado 80301 ("Borrower"), FLEET NATIONAL BANK ("FNB") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANTSA") (FNB and BANTSA, individually, a "Lender" and collectively, "Lenders") and FNB as agent for the Lenders (in such capacity, "Agent").

                                  BACKGROUND

     Borrower, Agent and Lenders are parties to a Credit Agreement dated as of July 19, 1993 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which each Lender, severally and not jointly, provided Borrower with certain financial accommodations.

     Borrower has requested that Lenders increase the permitted Capital Expenditures for the Fiscal Years 1994 and 1995 and each Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders and Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

     (a) Section 8.7 of the Credit Agreement is hereby amended by deleting the permitted amounts set forth therein for Capital Expenditures for the Fiscal Years of 1994 and 1995 and by inserting the following in lieu thereof:

The Fiscal Year of 1994..............................  $3,500,000
The Fiscal Year of 1995..............................  $3,000,000

     (b) Section 11.1(a) of the Credit Agreement is hereby amended by deleting the address set forth therein for "Agent and/or Lenders" and by inserting the following in lieu thereof:


     If to Agent:     c/o Fleet Credit Corporation
                  75 State Street - 4th Floor
                  Boston, Massachusetts 02109-2197
                  Attention: Kevin Cronin
                  Telephone: (617) 346-1750
                  Telecopier: (617) 346-1770


     with a copy to:  Hahn & Hessen
                  350 Fifth Avenue
                  New York, New York 10118
                  Attention: Daniel J. Krauss, Esq.
                  Telephone: (212) 736-1000
                  Telecopier: (212) 594-7167


     If to Lenders:   Fleet Credit Corporation
                  75 State Street - 4th Floor
                  Boston, Massachusetts 02109-2197
                  Attention: Kevin Cronin
                  Telephone: (617) 346-1750
                  Telecopier: (617) 346-1770

     and              Bank of America National Trust and
                  Savings Association
                  525 South Flower Street
                  Los Angeles, California 90071
                  Attention: Kathleen McClure-Wight
                  Telephone: (213) 228-9953
                  Telecopier: (213) 228-2051


     with a copy to:  Hahn & Hessen
                  350 Fifth Avenue
                  New York, New York 10118
                  Attention: Daniel J. Krauss, Esq.
                  Telephone: (212) 736-1000
                  Telecopier: (212) 594-7167


     3. Condition of Effectiveness. This Amendment #1 shall become effective when Agent shall have received five (5) copies hereof each duly executed by Borrower and Lenders.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

        (a) This Amendment #1, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment #1, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment #1.

         (c) No Event of Default or Incipient Default has occurred and is continuing or would exist after giving effect to this Amendment #1.

         (d) Borrower has no defense, counterclaim or offset with respect to the Credit Agreement.

     5.  Effect on the Credit Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment #1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment #1 are included herein for convenience of reference only and shall not constitute a part of this Amendment #1 for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which when taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first written above.

                   CELESTIAL SEASONINGS, INC.


                   By:  /s/ Bruce Valentine
                        -------------------
                   Name:    Bruce Valentine
                   Title:   Assistant Treasurer


                   FLEET NATIONAL BANK,
                   as Agent and as Lender


                   By:  /s/ Kevin Cronin
                        ----------------
                   Name:    Kevin Cronin
                   Title:   Vice President


                   BANK OF AMERICA NATIONAL TRUST
                    AND SAVINGS ASSOCIATION,
                   as Lender


                   By:  /s/ Kathleen McClure-Wight
                        --------------------------
                   Name:    Kathleen McClure-Wight
                   Title:   Vice President

                               SECOND AMENDMENT

                                      TO

                               CREDIT AGREEMENT



     THIS SECOND AMENDMENT ("Amendment #2") is entered into as of February 25, 1995, by and among CELESTIAL SEASONINGS, INC., a Delaware corporation having its principal place of business at 4600 Sleepytime Drive, Boulder, Colorado 80301 ("Borrower"), FLEET BANK OF MASSACHUSETTS, N.A. (assignee of Fleet National Bank by Assignment and Acceptance Agreement effective as of September 27,1994, "FBMA") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANTSA") (FBMA and BANTSA, individually, a "Lender" and collectively, "Lenders") and FBMA as agent for the Lenders (in such capacity, "Agent").

                                  BACKGROUND

     Borrower, Agent and Lenders are parties to a Credit Agreement dated as of July 19, 1993 (as amended, supplemented or otherwise modified from time to time, including by First Amendment to Credit Agreement dated as of May 4, 1994, the "Credit Agreement") pursuant to which each Lender, severally and not jointly, provided Borrower with certain financial accommodations.

     Borrower has requested that Lenders amend the Credit Agreement to permit Borrower to utilize cash-on-hand or the proceeds of Revolving Credit Loans to repurchase shares of Borrower's common capital stock during the period February 24, 1995 through February 23, 1996, up to an aggregate purchase price to Borrower of $7,500,000 and each Lender is willing to do so on the terms and conditions hereafter set forth.

     Borrower has also requested that Lenders amend the Credit Agreement to delete the requirement that Borrower prepay the Reducing Revolving Loans in amounts equal to 50% of Excess Cash Flow and each Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders and Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the

Credit Agreement.

     2. Amendments to Credit Agreement. Subject to satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.2 of the Credit Agreement is hereby amended by deleting the definition of the term "Prepayment Amount" and by inserting a new definition for the term "1995 Stock Repurchase Program" as follows:

         "1995 Stock Repurchase Program" shall mean the publicly announced purchase by Borrower of shares of its own common capital stock in public markets during the period February 24, 1995 through February 23, 1996, not in excess of an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000).

     (b) Section 2.10(b) of the Credit Agreement is hereby deleted in its entirety.

     (c) Section 5.14 of the Credit Agreement is hereby amended by inserting the words ", including, but not limited to, the 1995 Stock Repurchase Program" immediately preceding the period appearing at the end thereof.

     (d) Section 8.6 of the Credit Agreement is hereby amended by deleting the words "Date and (M)" appearing in subsection (ii) thereof and by inserting the following in lieu thereof:

         Date, (M) shares of its own common capital stock pursuant to the 1995 Stock Repurchase Program and (N)

     (e) Section 8.11 of the Credit Agreement is hereby amended by inserting the following immediately preceding the colon appearing therein:

         minus, with respect to each fiscal quarter commencing on or after January 1, 1995, a sum equal to the aggregate amount then expended by Borrower pursuant to the 1995 Stock Repurchase Program

     3. Condition of Effectiveness. This Amendment #2 shall become effective when Agent shall have received five (5) copies hereof each duly executed by Borrower and Lenders.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

         (a) This Amendment #2, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment #2, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment #2.

         (c) No Event of Default or Incipient Default has occurred and is continuing or would exist after giving effect to this Amendment #2.

         (d) Borrower has no defense, counterclaim or offset with respect to the Credit Agreement.

     5.  Effect on the Credit Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment #2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment #2 are included herein for convenience of reference only and shall not constitute a part of this Amendment #2 for any other purpose.

     8. Counterparts; Telecopied Signatures. This Amendment #2 may be executed by the parties hereto in one or more counterparts, each of which when taken together shall be deemed to constitute one and the same instrument. Any signature delivered by a party hereto by facsimile transmission shall be deemed an original signature hereto.

     IN WITNESS WHEREOF, this Amendment #2 has been duly executed as of the day and year first written above.

                         CELESTIAL SEASONINGS, INC.


                         By:  /s/ Philip B. Livingston
                              ------------------------
                         Name:    Philip B. Livingston
                         Title:   Vice President and CFO


                         FLEET BANK OF MASSACHUSETTS, N.A.,
                         as Agent and as Lender


                         By:  /s/ Kimberly S. Kersten
                              -----------------------
                         Name:    Kimberly S. Kersten
                         Title:   Assistant Vice President


                         BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION,
                         as Lender


                         By:  /s/ Mark J. Glasky
                              ------------------
                         Name:    Mark J. Glasky
                         Title:   Vice President

                                THIRD AMENDMENT

                                      TO

                               CREDIT AGREEMENT



     THIS THIRD AMENDMENT ("Amendment #3") is entered into as of April 19, 1995, by and among CELESTIAL SEASONINGS, INC., a Delaware corporation having its principal place of business at 4600 Sleepytime Drive, Boulder, Colorado 80301 ("Borrower"), FLEET BANK OF MASSACHUSETTS, N.A. (assignee of Fleet National Bank by Assignment and Acceptance Agreement effective as of September 27,1994, "FBMA") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANTSA") (FBMA and BANTSA, individually, a "Lender" and collectively, "Lenders") and FBMA as agent for the Lenders (in such capacity, "Agent").

                                  BACKGROUND

     Borrower, Agent and Lenders are parties to a Credit Agreement dated as of July 19, 1993 (as amended, supplemented or otherwise modified from time to time, including by First Amendment to Credit Agreement dated as of May 4, 1994 and Second Amendment to Credit Agreement dated as of February 25, 1995, the "Credit Agreement") pursuant to which each Lender, severally and not jointly, provided Borrower with certain financial accommodations.

     Borrower has requested that Lenders amend the Credit Agreement to reduce the interest rates and fees provided for therein based upon the performance by Borrower of certain financial benchmarks and each Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders and Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.2 of the Credit Agreement is hereby amended by deleting the definition for the term "Interest Reduction Certificate" and by inserting new definitions for the terms "Operating Cash Flow/Interest Ratio" and "Ratio Certificate" as follows:

        "Operating Cash Flow/Interest Ratio" for any period shall mean (x) (1) EBITDA for the fiscal quarter period then most recently ended minus (2) Capital Expenditures made during such period over (y) Cash Interest Expense during such fiscal quarter period.

        "Ratio Certificate" shall mean a certificate executed on behalf of Borrower by its chief financial officer and delivered to Agent certifying, as of the end of the fiscal quarter most recently ended prior to receipt by Agent of such certificate, the Operating Cash Flow/Interest Ratio for the most recently ended four (4) fiscal quarter period and a reasonably detailed calculation thereof (based upon Borrower's Consolidated income statement for such period to be delivered pursuant to Section 7.5, as applicable, a copy of which shall be attached to such certificate).

     (b) Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

        SECTION 2.6.  Interest on Loans. (a) Subject to the provisions of
     Section 2.9 and Subsection 2.6(d), each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus one-half of one percent (.50%) (the "Base Rate Margin").

          (b) Subject to the provisions of Section 2.9 and Subsection 2.6(d), each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate plus one and three-quarters percent (1.75%) (the "LIBO Rate Margin").

          (c) Each Bond Letter of Credit Loan shall bear interest at a rate per annum equal to the Base Rate plus one percent (1.00%) ("BLC Margin").

          (d) If as of the end of any four fiscal quarter period Borrower has achieved an Operating Cash Flow/Interest Ratio of 5.0 or more for the preceding rolling four fiscal quarter period as set forth in the Ratio Certificate for such period (absent any error in such certificate) (and provided that no Event of Default shall have occurred and be continuing), the Base Rate Margin shall be reduced to one-quarter of one percent (.25%) and the LIBO Rate Margin shall be reduced to one and one-half percent (1.50%). If as of the end of any four fiscal quarter period Borrower has achieved an Operating Cash Flow/Interest Ratio of 6.0 or more for the preceding rolling four fiscal quarter period as set forth in the Ratio Certificate for such period (absent any error in such certificate) (and provided that no Event of Default shall have occurred and be continuing), the Base Rate Margin shall be reduced to zero
     (0) and the LIBO Rate Margin shall be reduced to one and one-quarter percent (1.25%). If as of the end of any four fiscal quarter period Borrower has achieved an Operating Cash Flow/Interest Ratio of 7.0 or more for the preceding rolling four fiscal quarter period as set forth in the Ratio Certificate for such period (absent any error in such certificate) (and provided that no Event of Default shall have occurred and be continuing), the Base Rate Margin shall be zero (0) and the LIBO Rate Margin shall be reduced to one percent (1.0%). Each of the foregoing interest rate reductions shall be effective upon the date Agent receives the appropriate Ratio Certificate. In the event, subsequent to receipt of any Ratio Certificate, actual Operating Cash Flow/Interest Ratio for any period is less than the applicable benchmark set forth above to achieve the interest rate reduction then in effect, such reduction shall be reversed by Agent effective upon receipt of such information and upon the occurrence and during the continuation of a Material Default (as defined in Section 4.7) no such interest rate reduction shall be applicable.

          (e) Interest on Base Rate Loans and Eurodollar Loans shall be payable in arrears on each applicable Interest Payment Date. Interest on each Loan shall be computed based on the actual number of days elapsed over a year of 360 days. Agent shall determine each interest rate applicable to the Loans and shall promptly advise Borrower and the Lenders of the interest rate so determined.

     (c) Section 2.7(a) of the Credit Agreement is hereby amended by adding the following immediately after the end of the first sentence thereof:

     Notwithstanding the foregoing, if as of the end of any four fiscal quarter period Borrower has achieved an Operating Cash Flow/Interest Ratio of 6.0 or more for the preceding rolling four fiscal quarter period as set forth in the Ratio Certificate for such period (absent any error in such certificate) (and provided that no Event of Default shall have occurred and be continuing), the Revolving Loan Commitment Fee shall be reduced to three-eighths of one percent (.375%) effective upon the date Agent receives the appropriate

     Ratio Certificate. In the event, subsequent to receipt of any Ratio Certificate, actual Operating Cash Flow/Interest Ratio for any period is less than 6.0, such reduction shall be reversed by Agent effective upon receipt of such information and upon the occurrence and during the continuation of a Material Default (as defined in Section 4.7) no such Revolving Loan Commitment Fee reduction shall be applicable.

     3. Condition of Effectiveness. This Amendment #3 shall become effective when Agent shall have received five (5) copies hereof each duly executed by Borrower and Lenders. In the event Agent has not receive five copies hereof duly executed by Borrower and Lenders on or prior to April 28, 1995 then this Amendment #3 shall be of no further force and effect and be deemed null and void ab initio.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

         (a) This Amendment #3, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment #3, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment #3.

         (c) No Event of Default or Incipient Default has occurred and is continuing or would exist after giving effect to this Amendment #3.

         (d) Borrower has no defense, counterclaim or offset with respect to the Credit Agreement.

     5.  Effect on the Credit Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this

Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment #3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment #3 are included herein for convenience of reference only and shall not constitute a part of this Amendment #3 for any other purpose.

     8. Counterparts; Telecopied Signatures. This Amendment #3 may be executed by the parties hereto in one or more counterparts, each of which when taken together shall be deemed to constitute one and the same instrument. Any signature delivered by a party hereto by facsimile transmission shall be deemed an original signature hereto.

     IN WITNESS WHEREOF, this Amendment #3 has been duly executed as of the day and year first written above.

                         CELESTIAL SEASONINGS, INC.


                         By:  /s/ Bruce Valentine
                              -------------------
                         Name:    Bruce Valentine
                         Title:   Assistant Treasurer


                         FLEET BANK OF MASSACHUSETTS, N.A.,
                         as Agent and as Lender


                         By:  /s/ Kimberly S. Kersten
                              -----------------------
                         Name:    Kimberly S. Kersten
                         Title:   Assistant Vice President


                         BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION,
                         as Lender


                         By:  /s/ Mark J. Glasky
                              ------------------
                         Name:    Mark J. Glasky
                         Title:   Vice President